AMERICOMM DIRECT MARKETING, INC.
                           Offer to Purchase for Cash
          Any and All of its Outstanding 11-5/8% Senior Notes due June
               15, 2002, Series B and Solicitation of Consents for
                       Amendment of the Related Indenture



To Our Clients:


          Enclosed for your consideration is an Offer to Purchase and Consent Solicitation Statement dated August 10, 1998 (as the same may be amended or supplemented from time to time, the "Statement") and a Consent and Letter of Transmittal (the "the "Consent and Letter of Transmittal" and, together with the Statement, the "Offer") relating to the offer by AmeriComm Direct Marketing, Inc. (formerly National Fiberstok Corporation) (the "Company") to purchase for cash any and all of its 11-5/8% Senior Notes due June 15, 2002, Series B (the "Notes") at the purchase price therefor set forth in the Statement (the "Purchase Price"), plus accrued and unpaid interest, if any, to the Expiration Date (subject to the right of holders of record on a recent date to receive interest on the relevant interest payment date) (as defined) upon the terms and subject to the conditions set forth in the Statement and the accompanying Consent and Letter of Transmittal. In conjunction with the Offer, the Company is soliciting (the "Solicitation") consents (the "Consents") of registered holders (each, a "Holder" and, collectively, the "Holders") of at least a majority of the aggregate principal amount of the outstanding Notes to certain proposed amendments (the "Proposed Amendments") to the Indenture, dated as of June 15, 1996 (as supplemented, the "Indenture"), between the Company (formerly National Fiberstok Corporation), as issuer, the parties named therein and Wilmington Trust Company, as trustee (the "Trustee"), pursuant to which the Notes were issued. Capitalized terms used but not defined herein have the meanings ascribed to them in the Statement and the Consent and Letter of Transmittal.

          The Offer and payment for the Notes are conditioned upon, among other things, receipt by the Depositary of valid and unrevoked Consents from Holders of at least a majority in principal amount of Notes then outstanding (the "Requisite Consents").

          We are the holder of record of Notes held by us for your own account. A tender of such Notes and the delivery of Consents can be made only by us as the holder of record and pursuant to your instructions. The Consent and Letter of Transmittal is furnished to you for your information only and cannot be used by you to deliver Consents and tender Notes held by us for your account.

          We request instructions as to whether you wish to have us deliver Consents and tender on your behalf any or all of the Notes held by us for your account, upon the terms and subject to the conditions set forth in the Solicitation and the Offer.

Your attention is directed to the following:

          1. Tender of Notes may be withdrawn, and Consents may be revoked, at any time on or prior to the later to occur of (i) 5:00 p.m., New York City time, on August 21, 1998 if on such date at such time the Company has received the Requisite Consents and the Supplemental Indenture relating to the Proposed Amendments has been executed by the Company and the Trustee and (ii) 5:00 p.m., New York City time on the first date thereafter that the Company shall have received the Requisite Consents and such Supplemental Indenture has been executed (such time and date, as the same may be extended, the "Consent Date"). The Offer will expire at 11:59 p.m., New York City time, on September 4, 1998, unless extended (such time and date, as the same may be extended, the "Expiration Date"). If you desire to deliver Consents and tender any Notes pursuant to the Offer, we must receive your instructions in ample time to permit us to effect a delivery of Consents and tender of Notes on your behalf. You must validly tender your Notes and thereby deliver your Consent prior to the Consent Date to receive the Purchase Price and the Consent Payment. If you validly tender your Notes after the Consent Date but before the Expiration Date, you will receive only the Purchase Price.

          2. Consummation of the Offer and execution of the Supplemental Indenture relating to the proposed Amendments may have adverse consequences to non-tendering Holders, including that (i) the reduced amount of outstanding Notes as a result of the Offer may adversely affect the market price of the Notes and the already limited trading market and limited liquidity of the Notes; and (ii) the amendments to the Indenture will eliminate or lessen certain restrictive covenants contained in the Indenture.

          If you wish to have us deliver Consents and tender any or all of your Notes, please so instruct us by completing, executing and returning to us the instruction form contained in this letter. If you authorize the tender of your Notes, all such Notes will be tendered unless otherwise specified in your instructions. Your instructions should be forwarded to us in ample time to permit us to deliver Consents and submit a tender on your behalf prior to the Consent Date or to submit a tender on your behalf prior to the Expiration Date, as applicable. The Offer is made solely by the Statement and related Consent and Letter of Transmittal and does not constitute an offer to buy or the solicitation of an offer to sell the Notes in any circumstances in which such offer or solicitation is unlawful.

                        Instructions with Respect to the
                        AMERICOMM DIRECT MARKETING, INC.
                           Offer to Purchase for Cash
 Any and All of its Outstanding 11-5/8% Senior Notes due June 15, 2002, Series B

          The undersigned acknowledge(s) receipt of your letter and the enclosed Offer to Purchase and Consent Solicitation Statement (the "Statement") and the related Consent and Letter of Transmittal (the "Consent and Letter of Transmittal"), in connection with the Solicitation of Consents and the offer by AmeriComm Direct Marketing, Inc. to purchase for cash any and all of its outstanding 11-5/8% Senior Notes due June 15, 2002, Series B (the "Notes") upon the terms and conditions set forth in the Statement and related Consent and Letter of Transmittal.

          This will instruct you to deliver Consents and tender the aggregate principal amount of Notes indicated below held by you for the account or benefit of the undersigned (or, if no amount is indicated below, for all of the aggregate principal amount of Notes held by you for the account or benefit of the undersigned) upon the terms and subject to the conditions set forth in the Statement and related Consent and Letter of Transmittal.

                                   SIGN HERE
Aggregate Principal Amount of
Notes to be Tendered*              _________________________________
                                   _________________________________
                                   _________________________________
                                   Signature(s)


_______________________            _________________________________
                                   _________________________________
                                   Please Type or Print Name(s)

                                   Dated: _______________, 1998

                                   _________________________________
                                   _________________________________
                                   Please Type or Print Address and Zip Code

                                   _________________________________
                                   Area Code and Telephone Number

                                   _________________________________
                                   Taxpayer Identification or
                                   Social Security Number


________________________

* Unless otherwise indicated, it will be assumed that you intend for us to tender for all of the aggregate principal amount of Notes held by us for your account or benefit.